UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2021

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3330 Caminito Daniella
 Del Mar, California, United States 92014
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuasnt to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Kyle Appleby

On December 3, 2021, Kyle Appleby resigned as Chief Financial Officer and principal accounting officer of the Registrant, effective immediately.

Appointment of Richard Mejia

On December 6, 2021, the Registrant appointed Richard Mejia as its Interim Chief Financial Officer,  effective immediately.  After being employed by Ernst & Young Global Limited, a multinational accounting firm ("EY"), for 38 years where his practice concentrated in providing assurance services for healthcare companies, Mr. Mejia, age 73, retired as an audit partner from EY in 2008.  While employed at EY, Mr. Mejia also served in leadership positions to various trade groups, including groups focused on life sciences and venture capital.  Since his retirement from EY, from 2008 through 2017, Mr. Mejia served as a member of the Board of Directors of several companies, certain of which were publicly traded.  Since 2018, Mr. Mejia has served as a member of the Board of Directors of Ra Medical Systems, Inc. a public company engaged in the design, manufacture and sale of medical products.

In connection with his appointment, the Registrant and Mr. Mejia have agreed that Mr. Mejia will be employed on an at will basis and receive $2000 monthly as compensation.  Additionally, pursuant to the Registrant's 2021 Stock Option Plan, Mr. Mejia has been granted options to acquire up to an aggregate of 100,000 shares of the Registrant's common shares at an exercise price of $.65 per share. The options have a term of five years from the date of grant.

There are no related-party transactions in which Mr. Mejia or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 7, 2021, the Registrant issued a press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 9, 2021, the Registrant issued a press release announcing guidance on the Registrant's financial performance. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On December 9, 2021, the Registrant held a telephonic conference call to discuss, among other matters, the matters described in Item 5.02 of this Current Report on Form 8-K and general corporate matters.  The transcript of the conference call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18, (and shall not be deemed to be incorporated by reference into the filings of the Registrant  under the Securities Act of 1933 or the Exchange Act), except as shall be expressly set forth by specific reference in any such filing. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Salona Global Medical Device Corporation dated December 7, 2021.

99.2	Press Release of Salona Global Medical Device Corporation dated December 9, 2021.

99.3	Transcript of Salona Global Medical Device Corporation Conference Call held December 9, 2021 at 4:00 p.m. EST.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: December 9, 2021	By:	/s/ Leslie Cross
Name: Leslie Cross
Title: Chairman of the Board and Interim Chief Executive Officer